SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2003

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300, Memphis, TN	38138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 682-6600

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On July 10, 2003, Mid-America Apartment Communities, Inc. issued a press release announcing the redemption of all issued and outstanding shares of 9.5% Series A Cumulative Preferred Stock, 1,600,000 shares of 8 7/8% Series B Cumulative Preferred Stock and all issued and outstanding shares of 9 3/8% Series C Cumulative Redeemable Preferred Stock. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: July 10, 2003	By:	/s/ SIMON R. C. WADSWORTH
	Name:	Simon R. C. Wadsworth
	Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99	Press Release dated July 10, 2003, issued by Mid-America Apartment Communities, Inc.